Exhibit 99.1

            Williams Controls Adjusts Second Quarter 2004 Results

    PORTLAND, Ore., May 13 /PRNewswire-FirstCall/ -- Williams Controls, Inc. (OTC: WMCO) today announced that it has revised the earnings for the second quarter ended March 31, 2004 that were announced in the May 3, 2004 press release. The revision is the result of a reserve added to cover the anticipated expense resulting from the Company entering into an agreement under the Oregon Department of Environmental Quality's voluntary program subsequent to the end of the fiscal quarter, but before the Company's 10-Q was filed for the second quarter of 2004, to investigate pollution at the Company's Portland, Oregon facility. The revision reduced Net income allocable to common shareholders by $250,000, or $.01 per common share for both the three months and six months ended March 31, 2004.

    ABOUT WILLIAMS CONTROLS
    Williams Controls is a designer, manufacturer and integrator of sensors and controls for the motor vehicle industry. For more information, you can find Williams Controls on the Internet at www.wmco.com.

    The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Securities and Exchange Commission filings of the Company; economic downturns affecting the operations of the Company or any of its business operations, competition, and the ability of the Company to successfully identify and implement any strategic alternatives. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.

                           Williams Controls, Inc.
                    Consolidated Statements of Operations
         (Dollars in  thousands, except share and per share amounts)


                            Three        Three          Six          Six
                            months       months        months       months
                            ended        ended         ended        ended
                           3/31/04      3/31/03       3/31/04      3/31/03
                         (unaudited)  (unaudited)   (unaudited) (unaudited)

    Net sales              $14,477      $13,054      $27,015      $25,035
    Cost of sales           10,016       10,792       18,712       19,770
    Gross margin             4,461        2,262        8,303        5,265
    Research and
     development expense       768          978        1,378        1,751
    Selling expense            288          335          562          663
    Administration expense   1,297        1,258        2,176        2,438
    Gain on settlement
     with customer              --        (951)           --        (951)
    Operating income from
     continuing operations   2,108          642        4,187        1,364
    Interest income            (1)         (21)          (1)         (21)
    Interest expense -
     Series B Preferred
     Stock dividends and
     accretion                 791           --        1,560           --
    Interest expense - Debt     18          158           39          327
    Other (income)
     expense, net               --         (50)          (5)        (141)
    Income from continuing
     operations before
     income taxes            1,300          555        2,594        1,199
    Income tax expense
     (benefit)                  54            -           94        (300)
    Net income from
     continuing operations   1,246          555        2,500        1,499
    Discontinued Operations     84         (70)          248         (21)
    Net income               1,162          625        2,252        1,520
    Preferred dividends
     and accretion of
     Series B Preferred
     Stock                      --        (662)           --      (1,311)
    Net income (loss)
     allocable to common
     shareholders           $1,162        $(37)       $2,252         $209
    Earnings per share
     information:
    Income (loss) per
     common share from
     continuing
     operations - basic      $0.06        $0.00        $0.12        $0.01
    Income (loss) per
     common share from
     discontinued
     operations - basic       0.00         0.00       (0.01)         0.00
    Net income (loss)
     per common share
     - basic                 $0.06        $0.00        $0.11        $0.01
    Weighted average
     common shares
     outstanding
     - basic            21,051,728   20,125,492   20,586,079   20,091,942

    Income (loss) per
     common share from
     continuing
     operations - diluted    $0.04        $0.00        $0.07        $0.01
    Income (loss) per
     common share from
     discontinued
     operations - diluted     0.00         0.00       (0.01)         0.00
    Net income (loss)
     per common share
     - diluted               $0.03        $0.00        $0.07        $0.01
    Weighted average
     common shares
     outstanding
     - diluted          56,039,412   20,125,492   55,059,478   33,914,669


                           Williams Controls, Inc.
                         Consolidated Balance Sheets
                            (Dollars in thousands)


                                                    March 31,  September 30,
                                                       2004           2003
                                                   (unaudited)   (unaudited)
                         Assets
    Current Assets:
     Cash and cash equivalents                        $4,425           $101
     Trade accounts receivable, net                    8,039          7,015
     Other receivables                                   419          7,185
     Inventories, net                                  3,969          4,053
     Prepaid expenses and other current assets           561            330
       Total current assets                           17,413         18,684

    Property, plant and equipment, net                 5,307          5,647
    Other assets, net                                    559            576
       Total assets                                  $23,279        $24,907

             Liabilities and Stockholders' Deficit
    Current Liabilities:
     Accounts payable                                 $4,387         $4,027
     Accrued expenses                                  6,196          8,796
     Current portion of long-term debt and
      capital leases                                     331          4,658
       Total current liabilities                      10,914         17,481

    Long-term debt and capital lease obligations         234            402
    Employee benefit obligations                       7,313          8,095
    Mandatory redeemable Convertible Series B
     Preferred Stock, net                             17,632         16,072

    Shareholders' Deficit:
     Preferred stock (Series A and A-1)                    1              1
     Common stock                                        230            201
     Additional paid-in capital                       24,434         22,224
     Accumulated deficit                            (31,148)       (33,400)
     Treasury Stock                                    (377)          (377)
     Other Comprehensive Loss - Pension
      liability adjustment                           (5,792)        (5,792)
     Shareholder note receivable                       (162)             --
       Total shareholders' deficit                  (12,814)       (17,143)
       Total liabilities and shareholders' deficit   $23,279        $24,907

SOURCE  Williams Controls, Inc.
    -0-                             05/13/2004
    /CONTACT: Dennis E. Bunday, Executive Vice President and Chief Financial Officer of Williams Controls, Inc., +1-503-684-8600/
    /Web site:  http://www.wmco.com /
    (WMCO)

CO:  Williams Controls, Inc.
ST:  Oregon
IN:  AUT CPR OTC
SU:  ERN